EXHIBIT 99

                            COLLATERAL TERM SHEETS



All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus (or in the case of the Class D Notes, the private placement memorandum) for any securities actually sold to you.
                                                                 April 7, 2003


                                 $522,369,000
                           GS Auto Loan Trust 2003-1
            Goldman Sachs Asset Backed Securities Corp., Depositor


Overview of the Offered Notes
-----------------------------

---------------------------------------------------------------------------------------------------------------------------
                              Initial                Estimated          Principal
Class of    Principal         Credit                 Avg. Life          Payment       Final Scheduled    Moody's and S&P
  Notes      Balance          Support    Coupon      (yrs)(1)            Window       Distribution Date  Expected Ratings
---------------------------------------------------------------------------------------------------------------------------
  A1(2)      $118,614,000      6.00%      [ ]%          0.29          05/03-11/03     April 15, 2004        P-1 / A-1
---------------------------------------------------------------------------------------------------------------------------
   A2        $138,336,000      6.00%      [ ]%          1.00          11/03-10/04    January 16, 2006       Aaa / AAA
---------------------------------------------------------------------------------------------------------------------------
   A3        $124,956,000      6.00%      [ ]%          2.00           10/04-11/05    April 16, 2007        Aaa / AAA
---------------------------------------------------------------------------------------------------------------------------
   A4        $114,082,000      6.00%      [ ]%          3.14           11/05-09/06     June 15, 2010        Aaa / AAA
---------------------------------------------------------------------------------------------------------------------------
    B        $17,148,000       2.75%      [ ]%          2.07           01/04-09/06     June 15, 2010         A2 / A
---------------------------------------------------------------------------------------------------------------------------
    C         $9,233,000       1.00%      [ ]%          1.88           02/04-07/06     June 15, 2010       Baa2 / BBB
---------------------------------------------------------------------------------------------------------------------------
   Total     $522,369,000
---------------------------------------------------------------------------------------------------------------------------

(1) Assuming payment based on a pricing speed of 1.50% ABS and a 10% Cleanup Call.
(2)  Rule 2A7 eligible.


Selected Pool Data as of March 31, 2003 ("Cut-Off Date")
--------------------------------------------------------

 ------------------------------------------------------------------------------
|                                                     |      Total             |
|-----------------------------------------------------|------------------------|
| Outstanding Principal Balance:                      |          $527,647,795  |
| Number of Receivables:                              |                31,798  |
| Average Outstanding Principal Balance:              |               $16,594  |
| Average Original Amount Financed:                   |                $18,289 |
| Weighted Average Gross Coupon:                      |                 7.516% |
| Weighted Average Original Term:                     |                     64 |
| Weighted Average Stated Remaining Term:             |                     57 |
| Weighted Average Seasoning:                         |                      6 |
| New/Used composition (by % of principal balance):   | 56.5% New / 43.5% Used |
| Weighted Average Original LTV Ratio:                |                   92.7%|
 ----------------------------------------------------------------------------

Features of the Transaction
---------------------------

o Collateral consists of automobile and light truck retail loan and installment sale contracts (the "Receivables") originated and serviced by The Huntington National Bank.

o Credit support for the Notes is provided through a senior / subordinated concurrent pay structure and overcollateralization. The initial amount of credit support is 6.00% for the Class A Notes, 2.75% for the Class B Notes and 1.00% for the Class C Notes. Initial Overcollateralization is -1.25% of the initial pool balance. Target Overcollateralization is 2.00% of outstanding pool balance with a floor 1.00% of initial pool balance.

o No more than 0.17% of the Receivables are 30 days or more delinquent as of the Cut-Off Date.

o The transaction will be modeled on Intex as "GSAL0301" and on Bloomberg as "GSALT 03-01".

o The Class A, Class B and Class C Notes (the "Offered Notes") in the above table will be registered under a registration statement filed with the Securities and Exchange Commission. The Class D Notes will be offered and sold to "qualified institutional buyers" within the meaning of Rule 144A under the Securities Act.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus (or in the case of the Class D Notes, the private placement memorandum) for any securities actually sold to you.
                                                                 April 7, 2003


Time Table
----------
Expected Settlement:                April 24, 2003

Cut-off Date:                       March 31, 2003

Pricing Date:                       Week of April 7, 2003

First Distribution Date:            May 15, 2003

Key Terms
---------

Depositor:                          Goldman Sachs Asset Backed Securities Corp.

Issuer: GS Auto Loan Trust 2003-1, a Delaware statutory trust established by Goldman Sachs Asset Backed Securities Corp. and the Owner Trustee

Originator:                         The Huntington National Bank

Servicer:                           The Huntington National Bank

Indenture Trustee:                  JPMorgan Chase Bank, a New York banking
                                    corporation

Owner Trustee:                      Wilmington Trust Company, a Delaware
                                    banking corporation

Offered Notes                       Class A, Class B and Class C Notes

Servicing Fee:                      1.00% per annum

Distribution Date:                  15th day of the month or the following
                                    Business Day

Record Date:                        For any Distribution Date, the close of
                                    business on the day immediately preceding such Distribution Date unless Definitive
                                    Notes are issued for the Offered Notes, in which case the Record Date will be the last day of the month immediately preceding the Distribution Date

Interest Payment Default:           The Notes are in default if scheduled
                                    interest is not paid on the most senior
                                    class of Notes outstanding within 35 days after the applicable Distribution Date

Prepayment Pricing Speed:           1.50% ABS

Interest Accrual:                   On a 30/360 basis except for the Class A-1,
                                    which accrues on a actual/360 basis; the accrual period is from the 15th of the month preceding the Distribution Date (or from the Closing Date, in the case of the first interest accrual period) to, but not including the 15th of the month of such Distribution Date

Servicer Advances:                  Yes, monthly as to delinquent interest,
                                    subject to recoverability

Optional Call:                      The Notes will have a 10% optional
                                    redemption provision

Rating Agencies:                    The Notes are being rated by Moody's and S&P

ERISA Eligible:                     The Offered Notes are generally eligible for
                                    purchase by employee benefit plans, however, prospective purchasers should consult their own counsel

Tax Status:                         The Offered Notes will be characterized
                                    as debt

Registration and Clearance:         Book entry: DTC Same Day Funds,
                                    Clearstream, or Euroclear for the Offered
                                    Notes

Minimum Denominations:              $1,000 and integral multiples thereof for
                                    the Offered Notes


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus (or in the case of the Class D Notes, the private placement memorandum) for any securities actually sold to you.
                                                                 April 7, 2003

Transaction Mechanics
---------------------

The Huntington National Bank sold the Receivables to Goldman Sachs Mortgage Company, and Goldman Sachs Mortgage Company, as the Seller, will sell the Receivables to Goldman Sachs Asset Backed Securities Corp. and Goldman Sachs Asset Backed Securities Corp., as the Depositor, will sell the Receivables to GS Auto Loan Trust 2003-1, the Issuer, which in turn will issue the Securities to fund the purchase price of the Receivables. The Huntington National Bank, as Servicer, will continue to process obligor payments and collect on the Receivables. Each month the Servicer will transfer collections to GS Auto Loan Trust 2003-1, which will use them to pay its expenses and to pay principal of and interest on the Securities.


          ------------------
         |  The Huntington  |
         |  National Bank   |
         |  (servicer)      |
          ------------------
Receivables |       / \  Proceeds
            |        |
            |        |
            |        |
           \ /       |   Receivables                 Receivables
           -----------------        -----------------        ---------------       ----------------
          |  Goldman Sachs |______>| Goldman Sachs   |_____>| GS Auto Loan  |     |    Wilmington  |
          |    Mortgage    |       | Asset Backed    |      | Trust 2003-1  |_____|      Trust     |
          |    Company     |<_____ | Securities Corp.|<_____|   (trust)     |     |     Company    |
          |   (seller)     |       |  (depositor)    |      |               |     | (Owner trustee)|
           ----------------         -----------------       ----------------      ----------------
                         Proceeds    |       / \   Notes and         |
                                     |        |    Certificates      |
                                     |        |                      |
                        Notes and    |        |                      |
                      Certificates  \ /       | Proceeds      ---------------------
                                    -----------------        |      JPMorgan       |
                                   |                 |       |     Chase Bank      |
                                   |   Underwriter   |       | (Indenture Trustee) |
                                   |                 |       |                     |
                                    -----------------        ----------------------
                                     |       / \
                                     |        |
                                     |        |
                        Notes and    |        |
                      Certificates  \ /       | Proceeds
                                   -----------------
                                  |                 |
                                  |   Investors     |
                                  |                 |
                                   -----------------



Credit Enhancement
------------------

Credit enhancement for the Class A Notes will be provided by the subordination of the Class B Notes, Class C Notes and the Class D Notes, over-collateralization, and excess spread.

Credit enhancement for the Class B Notes will be provided by the subordination of the Class C Notes and the Class D Notes, over-collateralization, and excess spread.

Credit enhancement for the Class C Notes will be provided by the subordination of the Class D Notes, over-collateralization, and excess spread.

Credit enhancement for the Class D Notes will be provided by over-collateralization, and excess spread.

----------------------------------------------------------------------------------------------------------------
                                                                     Initial Credit       Target C. E. (as a %
                    Principal Balance      % of (Initial Pool    Enhancement (as a % of    of Outstanding Pool
                                                Balance)         Initial Pool Balance)         Balance)
----------------------------------------------------------------------------------------------------------------
Class A Notes          $495,988,000             94.00%                   6.00%                  11.8%
Class B Notes           $17,148,000              3.25%                   2.75%                   7.5%
Class C Notes            $9,233,000              1.75%                   1.00%                   5.5%
Class D Notes           $11,874,000              2.25%                  -1.25%                   2.0%
----------------------------------------------------------------------------------------------------------------
Total                  $534,243,000             101.25%
----------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.


All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus (or in the case of the Class D Notes, the private placement memorandum) for any securities actually sold to you.
                                                                 April 7, 2003

Principal Payments
------------------

All classes of Notes will receive monthly principal payments, concurrently, in a manner intended generally to maintain credit support for each such class (after giving effect to such allocation) in an amount equal to the greater of the Overcollateralization Target Amount or the following respective approximate percentages of the Pool Balance (as of the end of the related collection period): 11.8% for the Class A Notes; 7.5% for the Class B Notes; 5.5% for the Class C Notes. Principal will be paid on the Notes according to the Priority of Payments from funds on deposit in the Principal Distribution Account, which will be funded from monies on deposit in the Collection Account.

If on any Distribution Date the Three-Month Annualized Net Loss Ratio exceeds the Sequential Principal Payment Trigger (1.5% year 1, 2.25% year 2 and 2.5% thereafter) in effect on that Distribution Date, then on each such Distribution Date until the Three-Month Annualized Net Loss Ratio is reduced below the Sequential Principal Payment Trigger Percentage in effect on that Distribution Date, principal of the Notes of each class will be paid sequentially, starting with most senior and earliest maturing class of Notes then outstanding (beginning with the Class A-1 Notes), until each class in order of priority is paid in full.

Overcollateralization
---------------------

On the Closing Date, the Pool Balance will not equal the total balance of the Notes; thereafter overcollateralization will be built up through the mechanism of the Principal Distributable Amount calculation for each class of Notes whereby the balance of the Notes is required to be reduced below the Pool Balance such that overcollateralization equal to the Overcollateralization Target Amount is created.

On any Distribution Date, the "Overcollateralization Target Amount" will be equal to the greater of (x) 2.00% of the outstanding principal balance of the Receivables as of the close of business on the last day of the prior collection period and (y) 1.00% of the initial Pool Balance.

Priority of Payments
--------------------

Beginning on May 15, 2003, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or to the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

1.   Servicing Fee and other amounts owed to the Servicer;

2.   Fees to the Indenture Trustee and Owner Trustee;

3.   Class A Noteholders' Interest Distributable Amount to Class A Noteholders;

4.   First Allocation of Principal to the Principal Distribution Account;

5.   Class B Noteholders' Interest Distributable Amount to Class B Noteholders;

6.   Second Allocation of Principal to the Principal Distribution Account;

7.   Class C Noteholders' Interest Distributable Amount to Class C Noteholders;

8.   Third Allocation of Principal to the Principal Distribution Account;

9.   Class D Noteholders' Interest Distributable Amount to Class D Noteholders;

10.  Regular Principal Allocation to the Principal Distribution Account;

11.  Other fees and expenses not paid pursuant to clauses (1) through (10);

12.  Any amount remaining to the Certificateholder.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus (or in the case of the Class D Notes, the private placement memorandum) for any securities actually sold to you.
                                                                 April 7, 2003

Principal Distribution Amounts
------------------------------

Principal payments will be made to the Noteholders in an amount generally equal to the Regular Principal Allocation for each Distribution Date. On each Distribution Date, the applicable portion of the Total Distribution Amount will be deposited into the Principal Distribution Account in accordance with the priorities set forth below under "--Priority of Distribution Amounts". Principal payments from amounts on deposit in the Principal Distribution Account on each Distribution Date will be allocated among the various classes of Notes in the following order of priority:

     (1)  to the Class A Notes, the Class A Principal Distributable Amount;
     (2)  to the Class B Notes, the Class B Principal Distributable Amount;
     (3)  to the Class C Notes, the Class C Principal Distributable Amount; and
     (4)  to the Class D Notes, the Class D Principal Distributable Amount.

Amounts applied to the Class A Notes in respect of principal will be allocated to the holders of the various classes of Class A Notes in the following order of priority:

     (1) to the principal amount of the Class A-1 Notes until such principal amount is paid in full;
     (2) to the principal amount of the Class A-2 Notes until such principal amount is paid in full;
     (3) to the principal amount of the Class A-3 Notes until such principal amount is paid in full; and
     (4) to the principal amount of the Class A-4 Notes until such principal amount is paid in full.


                    DISTRIBUTION OF FUNDS ON EACH PAYMENT
                  DATE WHEN NO EVENT OF DEFAULT HAS OCCURRED


                           [GRAPHIC CHART OMITTED]




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus (or in the case of the Class D Notes, the private placement memorandum) for any securities actually sold to you.
                                                                 April 7, 2003

Definitions
-----------

"Regular Principal Allocation" means, with respect to any Distribution Date, the excess, if any, of the aggregate outstanding principal amount of the Notes as of the day immediately preceding such Distribution Date over the result of
(a) the Pool Balance at the end of the related Collection Period minus (b) the Overcollateralization Target Amount with respect to such Distribution Date; provided, however, that the Regular Principal Allocation shall not exceed the outstanding principal balance of the Notes; and provided, further, that the Regular Principal Allocation on or after the Final Scheduled Distribution Date of any class of Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of such class of Notes to zero.

"First Allocation of Principal" means, with respect to any Distribution Date, the excess, if any, of (x) the aggregate outstanding principal amount of the Class A Notes as of the day immediately preceding such Distribution Date over
(y) the Pool Balance as of the end of the related Collection Period.

"Second Allocation of Principal" means, with respect to any Distribution Date, the excess, if any, of (x) the aggregate outstanding principal amount of the Class A Notes and the Class B Notes as of the day immediately preceding such Distribution Date over (y) the Pool Balance as of the end of the related Collection Period.

"Third Allocation of Principal" means, with respect to any Distribution Date, the excess, if any, of (x) the aggregate outstanding principal amount of the Class A Notes, the Class B Notes and the Class C Notes as of the day immediately preceding such Distribution Date over (y) the Pool Balance as of the end of the related Collection Period.

"Class A Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to the greater of (a) the outstanding amount of the Class A-1 Notes immediately prior to such Distribution Date and
(b) an amount equal to (i) the outstanding amount of the Class A Notes immediately prior to such Distribution Date minus (ii) the lesser of (A) 88.2% of the Pool Balance for such Distribution Date and (B) an amount equal to (1) the Pool Balance for such Distribution Date minus (2) the Overcollateralization Target Amount for such Distribution Date; provided, however, that, unless the Class A Notes have been paid in full, for any Distribution Date as of which the Three-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that Distribution Date, the Class A Principal Distributable Amount will be 100% of the Regular Principal Allocation for such Distribution Date; provided further that, on the Final Scheduled Distribution Date of any class of Class A Notes, the Class A Principal Distributable Amount will not be less than the amount that is necessary to pay that class of Class A Notes in full; and provided further that the Class A Principal Distributable Amount on any Distribution Date will not exceed the outstanding amount of the Class A Notes on that Distribution Date.

"Class B Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to (a) the sum of (i) the outstanding amount of the Class A Notes (after taking into account distribution of the Class A Principal Distributable Amount on such Distribution Date) and (ii) the outstanding amount of the Class B Notes immediately prior to such Distribution Date minus (b) the lesser of (i) 92.5% of the Pool Balance for such Distribution Date and (ii) an amount equal to (A) the Pool Balance for such Distribution Date minus (B) the Overcollateralization Target Amount for such Distribution Date; provided, however, that, for any Distribution Date as of which the Three-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that Distribution Date,, the Class B Principal Distributable Amount will be an amount equal to (x) 100% of the Regular Principal Allocation for such Distribution Date minus (y) the Class A Principal Distributable Amount for such Distribution Date; provided further that, on the Class B Final Scheduled Distribution Date, the Class B Principal Distributable Amount will not be less than the amount that is necessary to pay the Class B Notes in full; and provided further that the Class B Principal Distributable Amount on any Distribution Date will not exceed the outstanding amount of the Class B Notes on that Distribution Date.

"Class C Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to (a) the sum of (i) the outstanding amount of the Class A Notes (after taking into account distribution of the Class A Principal Distributable Amount on such Distribution Date), (ii) the outstanding amount of the Class B Notes (after taking into account distribution of the Class B Principal Distributable Amount on such Distribution Date) and (iii) the outstanding amount of the Class C Notes immediately prior to such Distribution Date minus (b) the lesser of (i) 94.5% of the Pool Balance for such Distribution Date and (ii) an amount equal to (A) the Pool Balance for such Distribution Date minus (B) the Overcollateralization Target Amount for such Distribution Date; provided, however, that, for any Distribution Date as of which the Three-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that Distribution Date, the Class C Principal Distributable Amount will be an amount equal to (x) 100% of the Regular Principal Allocation for such Distribution Date minus (y) an amount equal to the sum of (i) the Class A Principal Distributable Amount for such Distribution Date plus (ii) the Class B Principal Distributable Amount for such Distribution Date; provided further that, on the Class C Final Scheduled Distribution Date, the Class C Principal Distributable Amount will not be less than the amount that is necessary to pay the Class C Notes in full; and provided further that the Class C Principal Distributable Amount on any Distribution Date will not exceed the outstanding amount of the Class C Notes on that Distribution Date.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus (or in the case of the Class D Notes, the private placement memorandum) for any securities actually sold to you.
                                                                 April 7, 2003


"Class D Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to (a) 100% of the Regular Principal Allocation for such Distribution Date minus (b) an amount equal to the sum of
(i) the Class A Principal Distributable Amount for such Distribution Date,
(ii) the Class B Principal Distributable Amount for such Distribution Date and
(iii) the Class C Principal Distributable Amount for such Distribution Date; provided, however, that, on the Class D Final Scheduled Distribution Date, the Class D Principal Distributable Amount will not be less than the amount that is necessary to pay the Class D Notes in full; and provided further that the Class D Principal Distributable Amount on any Distribution Date will not exceed the outstanding amount of the Class D Notes on that Distribution Date.

"Total Distribution Amount" means, with respect to any Distribution Date, the sum of the following amounts, without duplication, with respect to the related Collection Period: (i) all collections on the Receivables during such Collection Period allocable to interest in accordance with the Simple Interest Method and all collections on the Receivables during such Collection Period allocable to principal in accordance with the Simple Interest Method, (ii) Liquidation Proceeds for such Collection Period, (iii) insurance proceeds for such Collection Period (other than proceeds to be applied to the restoration or repair of the related Financed Vehicle or released to the related Obligor in accordance with the terms of the related Receivable), (iv) GAP Amounts for such Collection Period, (v) Monthly Advances for such Collection Period, (vi) the Repurchase Amount of each Receivable that became a Repurchased Receivable during or in respect of such Collection Period, (vii) Deficiency Balance recoveries for such Collection Period, (viii) any rebate of an unearned insurance premium, service warranty or other amount received by the Servicer with respect to such Collection Period which was financed in the contract for a Financed Vehicle and (ix) any other amounts received by the Servicer in respect of a Receivable; provided, however, that Total Distribution Amount does not include: (A) all payments and proceeds (including Liquidation Proceeds and insurance proceeds) of any Repurchased Receivables the Repurchase Amount of which has been included in the Total Distribution Amount in a prior Collection Period; (B) any Late Fees collected by and paid to the Servicer during the related Collection Period; and (C) costs and expenses incurred by the Servicer for or on behalf of an Obligor (such as retitling costs) that the Obligor repays to the Servicer.

"Three-Month Annualized Net Loss Ratio" means, with respect to any Determination Date, the average for the three (3) preceding Collection Periods (or if prior to three (3) months from the Closing Date, the number of whole Collection Periods since the Closing Date), of the product of 12 times a fraction (expressed as a percentage), the numerator of which is equal to the Net Liquidation Losses during the Collection Period plus the Cram Down Losses that occurred during the Collection Period, and the denominator of which is equal to the aggregate Principal Balance of the Receivables as of the first day of the Collection Period.

"Sequential Principal Payment Trigger Percentage" means, with respect to each Determination Date occurring in the time periods set forth below, the percentage corresponding thereto:

         Determination Date:                                  Percentage:

         April 2003 through and including March 2004            1.50%

         April 2004 through and including May 2005              2.25%

         June 2005 and thereafter                               2.50%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus (or in the case of the Class D Notes, the private placement memorandum) for any securities actually sold to you.
                                                                 April 7, 2003

Selected Loan Data as of March 31, 2003 ("Cut-Off Date")
--------------------------------------------------------


                                  The Receivables

Outstanding Principal Balance:                                            $527,647,795
Number of Receivables:                                                          31,798
Average Outstanding Principal Balance:                                         $16,594
Average Original Amount Financed:                                              $18,289
Weighted Average Gross Coupon:                                                  7.516%
Weighted Average Original Term:                                                     64
Weighted Average Stated Remaining Term:                                             57
Weighted Average Seasoning:                                                          6
New/Used composition (by % of principal balance):               56.5% New / 43.5% Used
Weighted Average Original LTV Ratio:                                             92.7%




       Distribution of the Receivables by Outstanding Principal Balance


                             No. of             Total Dollar         Principal
Principal Balance        Receivables (#)          Amount ($)        Balance (%)
-----------------        ---------------          ----------        -----------
$1 - $4,999                     172                 $770,827               0.1%
$5,000 - $9,999               5,099               40,968,023               7.8
$10,000 - $14,999             9,855              123,561,524              23.4
$15,000 - $19,999             8,195              141,954,236              26.9
$20,000 - $24,999             4,750              105,558,905              20.0
$25,000 - $29,999             2,140               58,216,829              11.0
$30,000 - $34,999               979               31,423,823               6.0
$35,000 - $39,999               362               13,429,800               2.5
$40,000 - $44,999               112                4,722,261               0.9
$45,000 +                       134                7,041,566               1.3
--------------------------------------------------------------------------------
Total                        31,798             $527,647,795         100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.
================================================================================





           Distribution of Receivables by State of Obligor Residence

                        No. of               Total Dollar            Principal
State               Receivables (#)          Amount ($)              Balance (%)
-----               ---------------          ----------              -----------
Ohio                     9,111               $146,116,621              27.7%
Michigan                 6,269                 91,425,148              17.3
Florida                  5,049                 90,097,216              17.1
Indiana                  3,388                 57,354,790              10.9
West Virginia            2,138                 37,304,285               7.1
Tennessee                1,900                 36,247,845               6.9
Kentucky                 2,027                 31,915,225               6.0
Other (1)                1,916                 37,186,665               7.0
--------------------------------------------------------------------------------
Total                   31,798               $527,647,795             100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 5.0% of the aggregate principal balance




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus (or in the case of the Class D Notes, the private placement memorandum) for any securities actually sold to you.
                                                                 April 7, 2003



                    Distribution of the Receivables by APR


                         No. of               Total Dollar          Principal
APR                  Receivables (#)            Amount ($)          Balance (%)
---                  ---------------            ----------          -----------
Below 5%                  1,872                $29,726,576             5.6%
5.00- 5.49%               1,401                 24,363,154             4.6
5.50- 5.99%               3,830                 63,981,671            12.1
6.00- 6.49%               2,812                 45,892,908             8.7
6.50- 6.99%               4,533                 74,360,255            14.1
7.00- 7.49%               2,496                 42,652,193             8.1
7.50- 7.99%               3,705                 62,958,969            11.9
8.00- 8.49%               2,122                 37,654,436             7.1
8.50- 8.99%               2,706                 48,343,681             9.2
9.00- 9.49%               1,373                 23,981,695             4.5
9.50- 9.99%               1,649                 27,224,936             5.2
10.00-10.49%                753                 12,425,876             2.4
10.50-10.99%                756                 11,154,027             2.1
11.00-11.49%                565                  8,241,500             1.6
11.50-11.99%                452                  5,977,814             1.1
12.00-12.49%                278                  3,340,855             0.6
12.50-12.99%                182                  1,953,295             0.4
13.00-13.49%                 78                    736,969             0.1
13.50-13.99%                 71                    744,432             0.1
14.00-14.49%                 31                    329,955             0.1
14.50-14.99%                 33                    436,186             0.1
15.00-15.49%                 19                    217,048             0.0
15.50%+                      81                    949,365             0.2
--------------------------------------------------------------------------------
Total                    31,798               $527,647,795           100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.
================================================================================




  Distribution of Receivables by Stated Remaining Term to Scheduled Maturity


                              No. of             Total Dollar       Principal
Stated Remaining Term      Receivables (#)        Amount ($)         Balance (%)
---------------------      ---------------        ----------         -----------
13 - 18 Months                     86                $613,216          0.1%
19 - 24 Months                     64                 568,786          0.1
25 - 30 Months                    713               6,889,997          1.3
31 - 36 Months                    484               4,791,527          0.9
37 - 42 Months                  1,742              19,885,226          3.8
43 - 48 Months                  1,280              14,656,472          2.8
49 - 54 Months                 10,694             162,768,879         30.8
55 - 60 Months                  9,783             163,158,703         30.9
61 - 72 Months                  5,573             116,798,499         22.1
73 - 84 Months                  1,379              37,516,491          7.1
--------------------------------------------------------------------------------
Total                          31,798            $527,647,795        100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus (or in the case of the Class D Notes, the private placement memorandum) for any securities actually sold to you.
                                                                 April 7, 2003


   Distribution of Receivables by Stated Original Term to Scheduled Maturity


                               No. of             Total Dollar        Principal
Stated Original Term       Receivables (#)         Amount ($)        Balance (%)
--------------------       ---------------         ----------        -----------
19 to 24 months                  130               $1,019,222              0.2%
25 to 30 months                   24                  191,408              0.0
31 to 36 months                1,028               10,179,794              1.9
37 to 42 months                  230                2,112,115              0.4
43 to 48 months                2,344               27,248,677              5.2
49 to 54 months                  868                9,462,515              1.8
55 to 60 months               14,578              227,071,141             43.0
61 to 72 months               11,200              212,386,738             40.3
73 to 84 months                1,396               37,976,187              7.2
--------------------------------------------------------------------------------
Total                         31,798             $527,647,795            100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus (or in the case of the Class D Notes, the private placement memorandum) for any securities actually sold to you.

                                                                 April 7, 2003


                                 $522,369,000
                           GS Auto Loan Trust 2003-1
            Goldman Sachs Asset Backed Securities Corp., Depositor


                        Delinquency and Loss Experience

         The following tables set forth information relating to the delinquency and loss experience of Huntington's managed indirect auto portfolio for the periods indicated. The data presented in the delinquency and loss tables below are for illustrative purposes only. There is no assurance that the delinquency and credit loss experience with respect to Huntington's automobile and light truck loan and installment sale contracts in the future, or that the experience of the Trust Property with respect to the Receivables pledged to the Indenture Trustee for the benefit of the Noteholders, will be similar to that set forth below. Losses and delinquencies are affected by, among other things, general and regional economic conditions and the supply of and demand for automobiles and light-duty trucks and other similar vehicles. The delinquency and loss percentages may be affected by the increase in size of, and the relative lack of seasoning of, a substantial portion of the portfolio.

         THE INFORMATION IN THE TABLE BELOW IS NOT INTENDED TO INDICATE OR PREDICT THE EXPECTED DELINQUENCY EXPERIENCE ON PAST, CURRENT OR FUTURE POOLS OF AUTOMOBILE LOANS FOR WHICH HUNTINGTON IS THE PRIMARY SERVICER

                       Historical Delinquency Experience

Dollar amounts are in thousands

                                       As of December 31, 2002        As of December 31, 2001      As of December 31, 2000
                                       -----------------------        -----------------------      -----------------------
                                         Number        Dollars           Number      Dollars         Number        Dollars
                                         ------        -------           ------      -------         ------        -------
Number of Loans / Principal              329,735     $4,021,149        334,652    $3,867,420        333,506     $3,518,704
Amount Outstanding (1)
Delinquencies (2)
30-59 Days                                 6,577        $63,344          8,595       $83,429          7,687        $69,772
60-89 Days                                 1,880         17,109          2,728        26,070          2,520         22,703
90+ Days                                   1,455         14,987          1,868        20,509          2,137         20,289
Total                                      9,912         95,440         13,191       130,009         12,344        112,765
Delinquencies (3)
30-59 Days                                 1.99%          1.58%          2.57%         2.16%          2.30%          1.98%
60-89 Days                                  0.57           0.43           0.82          0.67           0.76           0.65
90+ Days                                    0.44           0.37           0.56          0.53           0.64           0.58
Total                                       3.01           2.37           3.94          3.36           3.70           3.20

Repossession as a % of Average             2.20%                         2.03%                        1.32%
number of contracts outstanding


     (1) Represents the aggregate principal balance of all contracts purchased and serviced by Huntington.
     (2) Represents the aggregate principal balance of all accounts which are 30 or more days past due, including accounts in repossession
     (3) As a percent of the number of loans or principal amount outstanding, as applicable

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus (or in the case of the Class D Notes, the private placement memorandum) for any securities actually sold to you.

                                                                 April 7, 2003

                          Historical Loss Experience


                                 As of December 31, 2002        As of December 31, 2001         As of December 31, 2000
                                 -----------------------        -----------------------         -----------------------
Average Principal
Amount Outstanding                   $3,745,412                      $3,700,780                     $3,384,560
Average Number of
Receivables Outstanding                 318,525                         334,315                        330,489
Gross Charge-offs (1)
                                        $73,706                         $75,589                        $39,251
Recoveries (2)
                                        $19,423                         $16,780                        $11,921
Net Losses
                                        $54,284                         $58,809                        $27,330
Net Losses as % of
Average Principal
Amount Outstanding                        1.45%                           1.59%                          0.81%



         (1) Gross Charge-Offs are defined as the remaining principal balance of the charged-off contract plus outstanding fees less the net proceeds of the liquidation of the related vehicle.
         (2) Recoveries include post-liquidation amounts received on previously charged-off contracts, including deficiency payments, rebates on related extended service contracts and insurance policies.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.